Exhibit 10.5

[EMPLOYEE]	Option Number:
[EMPLOYEE ID]	Plan:
[ADDRESS]	Grant Date:

GRANT OF STOCK OPTION

On this          day of                              (the “Grant Date”), Amgen Inc., a Delaware corporation (the “Company”), pursuant to its Amended and Restated 1991 Equity Incentive Plan (the “Plan”), which is incorporated herein by reference, has this day granted to you, the optionee named above, an option to purchase (Number of Shares) shares of the $.0001 par value common stock of the Company (“Common Stock”) pursuant to the terms hereof this option. This option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The provisions of your option are as follows:

I. Subject to the terms and conditions of this option, on each anniversary of the Grant Date (each, a “Vesting Date”) the Ratable Amount (as defined below) of this option shall vest, provided that you have remained continuously and actively employed with the Company or an Affiliate of the Company (as defined in the Plan) through each applicable Vesting Date. This option may only be exercised for whole shares of Common Stock, and the Company shall be under no obligation to issue any fractional shares of Common Stock to you. Subject to the limitations contained herein, this option shall be exercisable with respect to each installment on or after the applicable Vesting Date. Notwithstanding anything herein to the contrary, the vesting schedule may be accelerated (by notice in writing) by the Company in its sole discretion at any time during the term of this option. In addition, vesting may be suspended by the Company in its sole discretion during a leave of absence as provided from time to time according to Company policies and practices. For purposes of this option, the “Ratable Amount” shall mean a whole number of shares of Common Stock equal to the number of shares of Common Stock covered by this option divided by four (4) to which fractional shares of Common Stock resulting from this calculation shall be combined into whole shares of Common Stock and added to the forgoing calculation to vest on the Vesting Date indicated:

No. Fractional Shares per Ratable Amount	Vesting Date

0.25	One (1) whole share of Common Stock on Fourth (4th) anniversary

0.50	One (1) whole share of Common Stock on each of Second (2nd) and Fourth (4th) anniversary

0.75	One (1) whole share of Common Stock on each of Second (2nd), Third (3rd) and Fourth (4th) anniversary

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II.     (1) The per share exercise price of this option is $(Grant Price), being not less than the fair market value of the Common Stock on the date of grant of this option.

(2) To the extent permitted by applicable statutes and regulations, payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has become exercisable by you by means of (i) cash or a check or (ii) any cashless exercise procedure through the use of a brokerage arrangement approved by the Company. However, if at the time of exercise, the Company’s Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price may be made by delivery of already-owned shares of Common Stock of a value equal to the exercise price of the shares of Common Stock for which this option is being exercised. The already-owned shares must have been owned by you for the period required to avoid a charge to the Company’s reported earnings and owned free and clear of any liens, claims, encumbrances or security interests. Payment may also be made by a combination of cash and already-owned Common Stock.

III. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the “Act”), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

IV. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on the seventh (7th) anniversary of the date of this option (the “Expiration Date”). This option shall terminate prior to the Expiration Date as follows: three (3) months after the termination of your employment with the Company or an Affiliate of the Company (as defined in the Plan) for any reason or for no reason unless:

(1) such termination of your employment is due to your Permanent and Total Disability (as defined below), in which case the option shall terminate on the earlier of the Expiration Date or twelve (12) months after termination of your employment and the vesting schedule of unvested portions of options will be accelerated to vest, subject to your execution of a general release and waiver in a form provided by the Company, as of the day preceding such termination of your employment with respect to options scheduled to vest between and including the date of such termination of your employment and: (i) if you have been employed by the Company and/or an Affiliate of the Company for less than five (5) full years, December 31 of the first year following the year in which such termination occurs, or (ii) if you have been employed by the Company and/or an Affiliate of the Company for five (5) or more full years, all options awarded hereunder;

(2) such termination of your employment is due to your death, in which case the option shall terminate on the earlier of the Expiration Date or eighteen (18) months after your death and the vesting schedule of unvested portions of options will be accelerated to vest as of the day preceding your death with respect to options scheduled to vest between and including the date of such termination of your employment and: (i) if you have been

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employed by the Company and/or an Affiliate of the Company for less than five (5) full years, options that are scheduled to vest December 31 of the first year following the year in which such termination occurs, or (ii) if you have been employed by the Company and/or an Affiliate of the Company for five (5) or more full years, all options awarded hereunder;

(3) during any part of such three (3) month period, this option is not exercisable solely because of the condition set forth in paragraph III above, in which event this option shall not terminate until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your employment;

(4) exercise of this option within three (3) months after termination of your employment with the Company or with an Affiliate would result in liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in which case this option will terminate on the earlier of: (i) the tenth (10th) day after the last date upon which exercise would result in such liability; or (ii) six (6) months and ten (10) days after the termination of your employment with the Company or an Affiliate; or

(5) such termination of your employment is due to your voluntary termination and such voluntary termination is not the result of Permanent and Total Disability (as defined below) after you are at least sixty (60) years of age and have been an employee of the Company and/or an Affiliate of the Company for at least fifteen (15) consecutive years (“Voluntary Termination”), in which case this option shall terminate on the earlier of the Expiration Date or eighteen (18) months after termination of your employment and the vesting schedule of unvested portions of this option will be accelerated to vest, subject to your execution of a general release and waiver in a form provided by the Company, as of the day preceding your Voluntary Termination with respect to all options awarded hereunder.

However, in any and all circumstances and except to the extent the vesting schedule has been accelerated by the Company in its sole discretion during the term of this option or as a result of your Permanent and Total Disability or death as provided in paragraphs IV(1) or IV(2) above, respectively, or as a result of your Voluntary Termination as provided in paragraph IV(5) above, this option may be exercised following termination of your employment only as to that number of shares as to which it was exercisable on the date of termination of your employment under the provisions of paragraph I of this option. For purposes of this option, (i) “termination of your employment” shall mean the last date you are either an employee of the Company or an Affiliate or engaged as a consultant or director to the Company or an Affiliate, and (ii) “Permanent and Total Disability” shall have the meaning ascribed to such term under Section 22(e)(3) of the Code and with such permanent and total disability being certified prior to termination of your employment by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate of the Company, (iii) such other body having the relevant decision-making power applicable to an Affiliate of the Company, or (iv) an independent medical advisor appointed by the Company in its sole discretion, as applicable, in any such case.

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V.     (1) To the extent specified above, this option may be exercised by delivering a Notice of Exercise of Stock Option form, together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 5(f) of the Plan.

(2) As a condition to the issuance of shares upon the exercise of this option, the Company may require you to: (i) enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (a) the exercise of this option; (b) the lapse of any substantial risk of forfeiture of which the shares are subject at the time of exercise; or (c) the disposition of shares acquired upon such exercise; and (ii) agree to notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of this option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option.

VI. This option is not transferable, except by will or the laws of descent and distribution, and is exercisable during your life only by you except as set forth below:

(1) If you have named a Trust (as defined in the Plan) as beneficiary of this option, this option may be exercised by the Trust after your death; and

(2) All or a portion of this option may be transferred to an Alternate Payee (as defined in the Plan) if required by the terms of a QDRO (as defined in the Plan), as further described in Section 13 of the Plan.

VII. This option is not an employment or service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company, or of the Company to continue your employment or service with the Company.

VIII. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified above or at such other address as you hereafter designate by written notice to the Secretary of the Company.

IX. This option is subject to all the provisions of the Plan and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

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X. The terms of this option shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

XI. Notwithstanding the foregoing, the Company may not take any actions hereunder, that would violate the Act, the Exchange Act, the Code, or any other securities or tax or other applicable law or regulation. Notwithstanding anything to the contrary contained herein, the shares issuable upon exercise of this option shall not be issued unless such shares are then registered under the Act, or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

XII. By electing to accept this option, you acknowledge receipt of this option and hereby confirm your understanding that the terms set forth in this option constitute, subject to the terms of the Plan, which terms shall control in the event of any conflict between the Plan and this option, the entire agreement and understanding of the parties with respect to the matters contained herein and supersede any and all prior agreements, arrangements and understandings, both oral and written, between the parties concerning the subject matter of this option. The Company may, in its sole discretion, decide to deliver any documents related to options awarded under the Plan or future option that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Very truly yours,

AMGEN INC.

By
Duly authorized on behalf of the Board of Directors

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[EMPLOYEE]	Option Number:
[EMPLOYEE ID]	Plan:
[ADDRESS]	Grant Date:

GRANT OF STOCK OPTION

On this          day of                              (the “Grant Date”), Amgen Inc., a Delaware corporation (the “Company”), pursuant to its Amended and Restated 1991 Equity Incentive Plan (the “Plan”), which is incorporated herein by reference, has this day granted to you, the optionee named above, an option to purchase (Number of Shares) shares of the $.0001 par value common stock of the Company (“Common Stock”) pursuant to the terms hereof this option. This option is not intended to qualify and will not be treated as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The provisions of your option are as follows:

I. Subject to the terms and conditions of this option, on each anniversary of the Grant Date (each, a “Vesting Date”) the Ratable Amount (as defined below) of this option shall vest, provided that you have remained continuously and actively employed with the Company or an Affiliate of the Company (as defined in the Plan) through each applicable Vesting Date. This option may only be exercised for whole shares of Common Stock, and the Company shall be under no obligation to issue any fractional shares of Common Stock to you. Subject to the limitations contained herein, this option shall be exercisable with respect to each installment on or after the applicable Vesting Date. Notwithstanding anything herein to the contrary, the vesting schedule may be accelerated (by notice in writing) by the Company in its sole discretion at any time during the term of this option. In addition, vesting may be suspended by the Company in its sole discretion during a leave of absence as provided from time to time according to Company policies and practices. For purposes of this option, the “Ratable Amount” shall mean a whole number of shares of Common Stock equal to the number of shares of Common Stock covered by this option divided by four (4) to which fractional shares of Common Stock resulting from this calculation shall be combined into whole shares of Common Stock and added to the forgoing calculation to vest on the Vesting Date indicated:

No. Fractional Shares per Ratable Amount	Vesting Date

0.25	One (1) whole share of Common Stock on Fourth (4th) anniversary

0.50	One (1) whole share of Common Stock on each of Second (2nd) and Fourth (4th) anniversary

0.75	One (1) whole share of Common Stock on each of Second (2nd), Third (3rd) and Fourth (4th) anniversary

II.     (1) The per share exercise price of this option is $(Grant Price), being not less than the fair market value of the Common Stock on the date of grant of this option.

(2) To the extent permitted by applicable statutes and regulations, payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has become exercisable by you by means of (i) cash or a check or (ii) any cashless exercise procedure through the use of a brokerage arrangement approved by the Company. However, if at the time of exercise, the Company’s Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price may be made by delivery of already-owned shares of Common Stock of a value equal to the exercise price of the shares of Common Stock for which this option is being exercised. The already-owned shares must have been owned by you for the period required to avoid a charge to the Company’s reported earnings and owned free and clear of any liens, claims, encumbrances or security interests. Payment may also be made by a combination of cash and already-owned Common Stock.

III. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the “Act”), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

IV. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on the seventh (7th) anniversary of the date of this option (the “Expiration Date”). This option shall terminate prior to the Expiration Date as follows: three (3) months after the termination of your employment with the Company or an Affiliate of the Company (as defined in the Plan) for any reason or for no reason unless:

(1) such termination of your employment is due to your Permanent and Total Disability (as defined below), in which case the option shall terminate on the earlier of the Expiration Date or twelve (12) months after termination of your employment and the vesting schedule of unvested portions of options will be accelerated to vest, subject to your execution of a general release and waiver in a form provided by the Company, as of the day preceding such termination of your employment with respect to options scheduled to vest between and including the date of such termination of your employment and: (i) if you have been employed by the Company and/or an Affiliate of the Company for less than five (5) full years, December 31 of the first year following the year in which such termination occurs, or (ii) if you have been employed by the Company and/or an Affiliate of the Company for five (5) or more full years, all options awarded hereunder;

(2) such termination of your employment is due to your death, in which case the option shall terminate on the earlier of the Expiration Date or eighteen (18) months after your death and the vesting schedule of unvested portions of options will be accelerated to vest as of the day preceding your death with respect to options scheduled to vest between and including the date of such termination of your employment and: (i) if you have been employed by the Company and/or an Affiliate of the Company for less than five (5) full years, options that are scheduled to vest December 31 of the first year following the year in which such termination occurs, or (ii) if you have been employed by the Company and/or an Affiliate of the Company for five (5) or more full years, all options awarded hereunder;

(3) during any part of such three (3) month period, this option is not exercisable solely because of the condition set forth in paragraph III above, in which event this option shall not terminate until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your employment;

(4) exercise of this option within three (3) months after termination of your employment with the Company or with an Affiliate would result in liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in which case this option will terminate on the earlier of: (i) the tenth (10th) day after the last date upon which exercise would result in such liability; or (ii) six (6) months and ten (10) days after the termination of your employment with the Company or an Affiliate; or

(5) such termination of your employment is due to your voluntary termination and such voluntary termination is not the result of Permanent and Total Disability (as defined below) after you are at least sixty (60) years of age and have been an employee of the Company and/or an Affiliate of the Company for at least fifteen (15) consecutive years (“Voluntary Termination”), in which case this option shall terminate on the earlier of the Expiration Date or eighteen (18) months after termination of your employment and the vesting schedule of unvested portions of this option will be accelerated to vest, subject to your execution of a general release and waiver in a form provided by the Company, as of the day preceding your Voluntary Termination with respect to all options awarded hereunder.

However, in any and all circumstances and except to the extent the vesting schedule has been accelerated by the Company in its sole discretion during the term of this option or as a result of your Permanent and Total Disability or death as provided in paragraphs IV(1) or IV(2) above, respectively, or as a result of your Voluntary Termination as provided in paragraph IV(5) above, this option may be exercised following termination of your employment only as to that number of shares as to which it was exercisable on the date of termination of your employment under the provisions of paragraph I of this option. For purposes of this option, (i) “termination of your employment” shall mean the last date you are either an employee of the Company or an Affiliate or engaged as a consultant or director to the Company or an Affiliate, and (ii) “Permanent and Total Disability” shall have the meaning ascribed to such term under Section 22(e)(3) of the Code and with such permanent and total disability being certified prior to termination of your employment by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate of the Company, (iii) such other body having the relevant decision-making power applicable to an Affiliate of the Company, or (iv) an independent medical advisor appointed by the Company in its sole discretion, as applicable, in any such case.

V.     (1) To the extent specified above, this option may be exercised by delivering a Notice of Exercise of Stock Option form, together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 5(f) of the Plan.

(2) As a condition to the issuance of shares upon the exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (a) the exercise of this option; (b) the lapse of any substantial risk of forfeiture of which the shares are subject at the time of exercise; or (c) the disposition of shares acquired upon such exercise.

VI. This option is not transferable, except by will or the laws of descent and distribution, and is exercisable during your life only by you except as set forth below:

(1) If you have named a Trust (as defined in the Plan) as beneficiary of this option, this option may be exercised by the Trust after your death; and

(2) All or a portion of this option may be transferred to an Alternate Payee (as defined in the Plan) if required by the terms of a QDRO (as defined in the Plan), as further described in Section 13 of the Plan.

VII. This option is not an employment or service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company, or of the Company to continue your employment or service with the Company.

VIII. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified above or at such other address as you hereafter designate by written notice to the Secretary of the Company.

IX. This option is subject to all the provisions of the Plan and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

X. The terms of this option shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

XI. Notwithstanding the foregoing, the Company may not take any actions hereunder, that would violate the Act, the Exchange Act, the Code, or any other securities or tax or other applicable law or regulation. Notwithstanding anything to the contrary contained herein, the shares issuable upon exercise of this option shall not be issued unless such shares are then registered under the Act, or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

XII. By electing to accept this option, you acknowledge receipt of this option and hereby confirm your understanding that the terms set forth in this option constitute, subject to the terms of the Plan, which terms shall control in the event of any conflict between the Plan and this option, the entire agreement and understanding of the parties with respect to the matters contained herein and supersede any and all prior agreements, arrangements and understandings, both oral and written, between the parties concerning the subject matter of this option. The Company may, in its sole discretion, decide to deliver any documents related to options awarded under the Plan or future option that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Very truly yours,

AMGEN INC.

By
Duly authorized on behalf of the Board of Directors

[EMPLOYEE]	Grant Number:
[EMPLOYEE ID]	Plan:
[ADDRESS]	Grant Date:

RESTRICTED STOCK UNIT AGREEMENT

On this          day of                              (the “Grant Date”), Amgen Inc., a Delaware corporation (the “Company”), has granted to you, the grantee named above, under the Amended and Restated 1991 Equity Incentive Plan, as amended (the “Plan”),                              restricted stock units (the “Units”) with respect to                              shares of Common Stock on the terms and conditions set forth in this Restricted Stock Unit Agreement (this “Agreement”) and the Plan. The Units shall constitute stock bonuses under Sections 7 and 10(d) of the Plan, which is incorporated herein by reference. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Plan.

I. Vesting Schedule and Termination of Units.

a.	General. Subject to the terms and conditions of this Agreement, on each anniversary of the Grant Date (each, a “Vesting Date”) the Ratable Amount (as defined below) of Units granted under this Agreement shall vest, provided that you have remained continuously and actively employed with the Company or an Affiliate of the Company (as defined in the Plan) through each applicable Vesting Date. The Units represent an unfunded, unsecured promise by the Company to deliver shares of Common Stock. Only whole shares of Common Stock shall be issued upon vesting of the Units, and the Company shall be under no obligation to issue any fractional shares of Common Stock to you. If your employment with the Company or an Affiliate of the Company is terminated for any reason, except as otherwise provided in paragraphs (b), (c) and (d) of this Section I below, your unvested Units shall automatically expire and terminate on the date of termination of your employment. Notwithstanding anything herein to the contrary, the vesting schedule may be accelerated (by notice in writing) by the Company in its sole discretion at any time during the term of the Unit. In addition, vesting may be suspended by the Company in its sole discretion during a leave of absence as provided from time to time according to Company policies and practices. For purposes of this Agreement, the “Ratable Amount” shall mean a whole number of Units equal to the number of Units covered by this Agreement divided by four (4) to which fractional Units resulting from this calculation shall be combined into whole Units and added to the forgoing calculation to vest on the Vesting Date indicated:

No. Fractional Units per Ratable Amount	Vesting Date

0.25	One (1) whole Unit on Fourth (4th) anniversary

0.50	One (1) whole Unit on each of Second (2nd) and Fourth (4th) anniversary

0.75	One (1) whole Unit on each of Second (2nd), Third (3rd) and Fourth (4th) anniversary

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b.	Permanent and Total Disability. Notwithstanding the provisions in paragraph (a) above, if your employment with the Company or an Affiliate of the Company terminates due to your Permanent and Total Disability (as defined below), then the vesting schedule of unvested portions of Units granted under this Agreement will be accelerated, subject to your execution of a general release and waiver in a form provided by the Company, to vest as of the day preceding such termination of your employment with respect to Units scheduled to vest between and including the date of such termination of your employment and: (i) if you have been employed by the Company and/or an Affiliate of the Company for less than five (5) full years, December 31 of the first year following the year in which such termination occurs, or (ii) if you have been employed by the Company and/or an Affiliate of the Company for five (5) or more full years, December 31 of the second year following the year in which such termination occurs.

c.	Death. Notwithstanding the provisions in paragraph (a) above, if your employment with the Company or an Affiliate of the Company terminates due to your death, then the vesting schedule of unvested portions of Units granted under this Agreement will be accelerated to vest as of the day preceding your death with respect to Units scheduled to vest between and including the date of such termination of your employment and: (i) if you have been employed by the Company and/or an Affiliate of the Company for less than five (5) full years, December 31 of the first year following the year in which such termination occurs, or (ii) if you have been employed by the Company and/or an Affiliate of the Company for five (5) or more full years, December 31 of the second year following the year in which such termination occurs.

d.	Retirement. Notwithstanding the provisions in paragraph (a) above, if you terminate your employment with the Company or an Affiliate of the Company due to your voluntary termination and such voluntary termination is not the result of Permanent and Total Disability (as defined below) after you are at least sixty (60) years of age and have been an employee of the Company and/or an Affiliate of the Company for at least fifteen (15) consecutive years (“Voluntary Termination”), then the vesting schedule of the unvested portions of the Units granted under this Agreement scheduled to vest between and including the date of such termination of your employment and December 31 of the second year following the year in which such termination occurs, shall be accelerated, subject to your execution of a general release and waiver in a form provided by the Company, to vest as of the day preceding your Voluntary Termination.

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For purposes of this agreement, (i) “termination of your employment” shall mean the last date that you are either an employee of the Company or an Affiliate or engaged as a consultant or director of the Company or an Affiliate, and (ii) “Permanent and Total Disability” shall have the meaning ascribed to such term under Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”) and with such permanent and total disability being certified prior to termination of your employment by (i) the Social Security Administration, (ii) the comparable governmental authority applicable to an Affiliate of the Company, (iii) such other body having the relevant decision-making power applicable to an Affiliate of the Company, or (iv) an independent medical advisor appointed by the Company in its sole discretion, as applicable, in any such case. Units that remain unvested as of the date of termination of your employment shall expire and terminate on the date of termination of your employment.

II. Form and Timing of Payment. Subject to satisfaction of tax or similar obligations as provided for in Section III, any vested Units shall be paid by the Company in shares of Common Stock (on a one-to-one basis) on, or as soon as practicable after, the applicable Vesting Date (which, for purposes of this Section II, includes the date of any accelerated vesting under Sections I(b), (c) or (d) above), but in any event, within the period ending on the later to occur of the date that is 2 ½ months from the end of (i) your tax year that includes the Vesting Date, or (ii) the Company’s tax year that includes the applicable Vesting Date. Shares of Common Stock issued in respect of a Unit shall be deemed to be issued in consideration of past services actually rendered by you to the Company or an Affiliate or for its benefit for which you have not previously been compensated or for future services to be rendered, as the case may be, which the Company deems to have a value at least equal to the aggregate par value thereof.

III. Tax Withholding; Issuance of Certificates. All payments made pursuant to Section II above shall be subject to withholding of all applicable taxes, based on the minimum statutory withholding rates for federal, state and local tax purposes, including any employment taxes resulting from the vesting of the Units (the “Tax Obligations”). You hereby agree that you will satisfy the Tax Obligations resulting from the vesting of the Units by authorizing, and you hereby authorize, the Company to withhold from the shares of Common Stock otherwise deliverable to you as a result of the vesting of the Units in accordance herewith, a number of shares having a fair market value less than or equal to the Tax Obligations. Any shares of Common Stock withheld by the Company hereunder shall not be deemed to have been issued by the Company for any purpose under the Plan and shall remain available for issuance thereunder. The number of shares of Common Stock tendered by you pursuant to this Section III shall be determined by the Company and be valued at the fair market value of the Common Stock on the date the Tax Obligations arise. To the extent that the number of shares tendered by you pursuant to this Section III is insufficient to satisfy the Tax Obligations, you hereby authorize the Company to deduct from your compensation the additional amount necessary to fully satisfy the Tax Obligations. If the Company chooses not to deduct such amount from your compensation, you agree to pay the Company, in cash or by check, the additional amount necessary to fully satisfy the Tax Obligations. You agree to take any further actions and execute any additional documents as may be necessary to effectuate the provisions of this Section III. Notwithstanding Section II above, no certificates representing the shares of Common Stock shall be delivered to you unless and until you have satisfied your obligations with respect to the full amount of all federal, state and local tax withholding or other employment taxes applicable to you resulting from the payment of the Units earned.

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IV. Transferability. No benefit payable under, or interest in, this Agreement or in the shares of Common Stock that are scheduled to be issued to you hereunder shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, your or your beneficiary’s debts, contracts, liabilities or torts; provided, however, nothing in this Section IV shall prevent transfer (i) by will, (ii) by applicable laws of descent and distribution or (iii) to an Alternate Payee to the extent that a QDRO so provides, as further described in Section 13 of the Plan.

IV. No Contract for Employment. This Agreement is not an employment or service contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment or service with the Company or an Affiliate.

V. Notices. Any notices provided for in this Agreement or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at such address as is currently maintained in the Company’s records or at such other address as you hereafter designate by written notice to the Secretary of the Company.

VI. Plan. This Agreement is subject to all the provisions of the Plan, which provisions are hereby made a part of this Agreement, including without limitation the provisions of Section 7 of the Plan relating to stock bonuses, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

VII. Governing Law. This Agreement shall be construed and interpreted, and the rights of the parties shall be determined, in accordance with the laws of the State of Delaware, without regard to conflicts of law provisions thereof.

VIII. No Compensation Deferral. Neither the Plan nor this Agreement is intended to provide for an elective deferral of compensation that would be subject to Section 409A of the Code (“Section 409A”). The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Agreement to ensure that no Awards (including without limitation, the Units) become subject to the requirements of Section 409A.

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IX. Acknowledgement. By electing to accept this Agreement, you acknowledge receipt of this Agreement and hereby confirm your understanding that the terms set forth in this Agreement constitute, subject to the terms of the Plan, which terms shall control in the event of any conflict between the Plan and this Agreement, the entire agreement and understanding of the parties with respect to the matters contained herein and supersede any and all prior agreements, arrangements and understandings, both oral and written, between the parties concerning the subject matter of this Agreement. The Company may, in its sole discretion, decide to deliver any documents related to Units awarded under the Plan or future Units that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

X. Compliance with Laws. Notwithstanding the foregoing, the Company may not take any actions hereunder, and no award of Units shall be granted, that would violate the Securities Act of 1933, as amended (the “Act”), the Securities Exchange Act of 1934, as amended, the Code, or any other securities or tax or other applicable law or regulation. Notwithstanding anything to the contrary contained herein, the shares issuable upon vesting of the Unit shall not be issued unless such shares are then registered under the Act, or, if such shares are not then so registered, the Company has determined that such vesting and issuance would be exempt from the registration requirements of the Act.

Very truly yours,

AMGEN INC.

By
Name: Title:

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